EXHIBIT 24






                                POWER OF ATTORNEY



I, A. M. Gleason, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of the Company), to sign the Company's Annual Report on Form 10-K for the year ended December 31, 1997, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in fact and agent may do or cause to be done by virtue hereof.





Dated:  02/7/98

 /s/ A. M. Gleason
 A. M. Gleason

                                                                      EXHIBIT 24






                                POWER OF ATTORNEY




I, Michael C. Henderson, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of the Company), to sign the Company's Annual Report on Form 10-K for the year ended December 31, 1997, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in fact and agent may do or cause to be done by virtue hereof.





Dated:  02/1/98

 /s/ Michael C. Henderson
 Michael C. Henderson

                                                                      EXHIBIT 24






                                POWER OF ATTORNEY




I, John W. Rosenblum, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of the Company), to sign the Company's Annual Report on Form 10-K for the year ended December 31, 1997, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in fact and agent may do or cause to be done by virtue hereof.






Dated:  01/30/98

 /s/ John W. Rosenblum
 John W. Rosenblum

                                                                      EXHIBIT 24






                                POWER OF ATTORNEY




I, Dianne C. Walker, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of the Company), to sign the Company's Annual Report on Form 10-K for the year ended December 31, 1997, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in fact and agent may do or cause to be done by virtue hereof.







Dated:  02/1/98

 /s/ Dianne C. Walker
 Dianne C. Walker